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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 24, 2006

                         Commission file number 1-13163
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                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

         North Carolina                                          13-3951308
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   (State or other jurisdiction                                (IRS Employer
 of incorporation or organization)                          Identification No.)


                 1441 Gardiner Lane, Louisville, Kentucky 40213
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition

     On April 24, 2006, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended March 25, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

               (c)  Exhibits
               99.1 Press Release dated April 24, 2006 from YUM! Brands, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                YUM! BRANDS, INC.
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                                                  (Registrant)


Date: April 24, 2006                            /s/ Ted F. Knopf
                                                --------------------------------
                                                Senior Vice President of Finance
                                                and Corporate Controller
                                                (Principal Accounting Officer)


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